UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 11, 2021

3M COMPANY

(Exact Name of Registrant as Specified in Its Charter)

Delaware	File No. 1-3285	41-0417775
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3M Center, St. Paul, Minnesota		55144-1000
(Address of Principal Executive Offices)		(Zip Code)

(Registrant’s Telephone Number, Including Area Code) (651) 733-1110

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $.01 Per Share	MMM	New York Stock Exchange, Inc.
	MMM	Chicago Stock Exchange, Inc.
1.500% Notes due 2026	MMM26	New York Stock Exchange, Inc.
0.375% Notes due 2022	MMM22A	New York Stock Exchange, Inc.
0.950% Notes due 2023	MMM23	New York Stock Exchange, Inc.
1.750% Notes due 2030	MMM30	New York Stock Exchange, Inc.
1.500% Notes due 2031	MMM31	New York Stock Exchange, Inc.

Note: The common stock of the Registrant is also traded on the SWX Swiss Exchange.

Securities registered pursuant to section 12(g) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the exchange Act.     ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers

The Company held its 2021 Annual Meeting of Shareholders (the “Annual Meeting”) on May 11, 2021. At the Annual Meeting, the Company’s shareholders approved the Amended and Restated 3M Company 2016 Long-Term Incentive Plan (the “Restated Plan”). The Restated Plan became effective upon shareholder approval.

The Restated Plan amends and restates the Company’s 2016 Long-Term Incentive Plan (the “Existing Plan”) and reflects the following material changes to the Existing Plan:

•	Increase in the Share Reserve. The Restated Plan increases the maximum number of shares authorized for issuance under the Restated Plan by 26,633,508 shares over the existing share reserve under the Existing Plan.

•	Elimination of Liberal Share Recycling for Options and Stock Appreciation Rights. The Restated Plan eliminates liberal share recycling for awards of stock options and stock appreciation rights.

•	Increase in the Limit on Incentive Stock Options. The Restated Plan increases the maximum number of shares that may be issued under the Restated Plan upon the exercise of incentive stock options to 44,000,000.

•	Limitations on Dividend Payments on Unvested Awards. The Restated Plan provides that dividends and dividend equivalents may not be paid on awards subject to vesting conditions unless and until such conditions are met.

•	Removal of Section 162(m) Provisions. The Restated Plan eliminates certain provisions from the Existing Plan that were previously required for awards to quality as performance-based compensation under Section 162(m) of the Internal Revenue Code of 1986, as amended, prior to its repeal under the Tax Cuts and Jobs Act of 2017.

•	Extension of Term. The Restated Plan will have a term of ten years ending February 2, 2031.

The terms and conditions of the Restated Plan are described in the section entitled “Proposal 4 – Approval of the Amended and Restated Long-Term Incentive Plan” in the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 24, 2021. The foregoing description of the Restated Plan does not purport to be complete and is qualified in its entirety by reference to the complete text of the Restated Plan, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
10.1	3M Company 2016 Long-Term Incentive Plan, as amended and restated effective May 11, 2021.
104	Cover Page Interactive Data File (the cover page XBRL tags are embedded in the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

3M COMPANY

	By:	/s/ Ivan K. Fong

Ivan K. Fong,
Executive Vice President, Chief Legal and Policy Officer & Secretary

Dated: May 13, 2021